Financial News Release
Advanced Energy Announces Third Quarter 2017 Results

•	Q3 Revenue increased 39.5% y/y and 6.5% q/q to $176.6 million

•	Q3 GAAP EPS from continuing operations was $2.09

•	Q3 Non-GAAP EPS from continuing operations was $1.19

•	Completed Excelsys acquisition and $25M share repurchase

Fort Collins, Colo., October 30, 2017 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), today announced financial results for the third quarter ended September 30, 2017. The company reported third quarter sales of $176.6 million. Third quarter GAAP income from continuing operations was $83.8 million, or $2.09 per diluted share. Non-GAAP income from continuing operations was $48.0 million, or $1.19 per diluted share.
“The growing importance of AE’s advanced power products drove our seventh quarter of strong results. Our Industrial business reached a five-year high, while semiconductors and service continued to benefit from multiple technology drivers, leading to total revenue growth of 40% over last year,” said Yuval Wasserman, president and CEO. “AE’s track record of outperformance, together with our continual investment in innovation to support our customers’ roadmaps and the expansion of our product portfolio through acquisitions, is unlocking strategic opportunities to create sustainable value for our customers and shareholders.”
Third Quarter Results
Sales were $176.6 million compared with $165.9 million in the second quarter of 2017 and $126.6 million in the third quarter of 2016.
GAAP income from continuing operations was $83.8 million or $2.09 per diluted share in the third quarter of 2017 compared with $45.9 million or $1.14 per diluted share in the prior quarter, and $29.0 million or $0.73 per diluted share in the third quarter of 2016. Third quarter 2017 GAAP income included a nonrecurring tax benefit of $40.2 million associated with the solar inverter business.
Non-GAAP income from continuing operations was $48.0 million or $1.19 per diluted share in the third quarter of 2017 compared with $49.2 million or $1.22 per diluted share in the prior quarter, and $30.8 million or $0.77 per diluted share in the same period last year. A reconciliation of non-GAAP measures is provided in the tables below.
The company generated $33.7 million of operating cash from continuing operations in the third quarter.

Discontinued Operations
The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for both the balance sheet and income statement. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2016 Annual Report on Form 10-K.
Fourth Quarter 2017 Guidance
Based on the company's current view, beliefs and assumptions, guidance for the fourth quarter of 2017 is within the following ranges:

Q4 2017
Revenues	$172M - $182M
GAAP operating margins from continuing operations	28% - 30%
GAAP EPS from continuing operations	$1.08 - $1.18
Non-GAAP operating margins from continuing operations	30% - 32%
Non-GAAP EPS from continuing operations	$1.15 - $1.25

Third Quarter 2017 Conference Call
Management will host a conference call tomorrow morning, Tuesday, October 31, 2017 at 6:30 a.m. Mountain Time/ 8:30 a.m. Eastern Time to discuss Advanced Energy's financial results. Domestic callers may access this conference call by dialing 855-232-8958. International callers may access the call by dialing 315-625-6980. Participants will need to provide the operator with the Conference ID Number 96121678, which has been reserved for this call. For a replay of this teleconference, please call 855-859-2056 or 404-537-3406 and enter Conference ID Number 96121678. The replay will be available for one week following the conference call. A webcast will also be available on the company’s Investor Relations web page at http://ir.advanced-energy.com.
About Advanced Energy
Advanced Energy (NASDAQ: AEIS) is a global leader in innovative power and control technologies for high-growth, precision power solutions for thin films processes and industrial applications. Advanced Energy is headquartered in Fort Collins, Colorado, with dedicated support and service locations around the world. For more information, go to www.advanced-energy.com.
Advanced Energy and the Advanced Energy logo are trademarks of Advanced Energy Industries, Inc. or one of its Affiliates in the United States and elsewhere.

For more information, contact:

Tom Liguori Advanced Energy Industries, Inc. (970) 232-8096 Tom.Liguori@aei.com	Annie Leschin Advanced Energy Industries, Inc. (970) 407-6555 ir@aei.com

Non-GAAP Measures
This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock based compensation and amortization of intangible assets, as well as non-recurring items such as acquisition-related costs. For the fourth quarter ending December 31, 2017 guidance, the company expects stock based compensation of $3 million and amortization of intangibles of $1 million. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management's incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements
The company’s guidance with respect to anticipated financial results for the fourth quarter ending December 31, 2017, potential future growth and profitability , our future business mix, expectations regarding future market trends and the company’s future performance within specific markets (e.g., statements regarding anticipated semiconductor and industrial market growth) and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (e) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (f) the accuracy of the company's assumptions on which its financial statement projections are based; (g) the impact of product price changes, which may result from a variety of factors; (h) the timing of orders received from customers; (i) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (j) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; and (k) unanticipated changes to management's estimates, reserves or allowances. These and other risks are described in Advanced Energy's Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC's website at www.sec.gov. Copies may also be obtained from Advanced Energy's investor relations page at http://ir.advanced-energy.com or by contacting Advanced Energy's investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2017	2016	2017	2017	2016

Sales:
Product	$152,363	$107,650	$143,288	$424,478	$294,695
Service	24,212	18,902	22,584	67,320	53,666
Total sales	176,575	126,552	165,872	491,798	348,361
Cost of sales:
Product	72,146	49,835	66,491	198,754	137,984
Service	12,195	10,594	12,240	34,838	28,748
Total cost of sales	84,341	60,429	78,731	233,592	166,732
Gross profit	92,234	66,123	87,141	258,206	181,629
	52.2%	52.2%	52.5%	52.5%	52.1%
Operating expenses:
Research and development	14,629	11,293	14,610	41,742	33,324
Selling, general and administrative	24,692	19,421	23,790	70,580	56,814
Amortization of intangible assets	1,240	1,048	974	3,176	3,180
Total operating expenses	40,561	31,762	39,374	115,498	93,318
Operating income	51,673	34,361	47,767	142,708	88,311
Other (expense) income, net	153	(55)	(83)	(3,138)	1,138
Income from continuing operations before income taxes	51,826	34,306	47,684	139,570	89,449
Provision for income taxes	(31,968)	5,268	1,811	(25,538)	12,937
Income from continuing operations, net of income taxes	83,794	29,038	45,873	165,108	76,512
Income from discontinued operations, net of income taxes	70	1,323	179	2,343	6,661
Net income	$83,864	$30,361	$46,052	$167,451	$83,173

Basic weighted-average common shares outstanding	39,786	39,681	39,849	39,787	39,723
Diluted weighted-average common shares outstanding	40,172	39,967	40,250	40,207	40,015

Earnings per share:

Continuing operations:
Basic earnings per share	$2.11	$0.73	$1.15	$4.15	$1.93
Diluted earnings per share	$2.09	$0.73	$1.14	$4.11	$1.91

Discontinued operations:
Basic earnings per share	$0.00	$0.03	$0.00	$0.06	$0.17
Diluted earnings per share	$0.00	$0.03	$0.00	$0.06	$0.17

Net income:
Basic earnings per share	$2.11	$0.77	$1.16	$4.21	$2.09
Diluted earnings per share	$2.09	$0.76	$1.14	$4.16	$2.08

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30,	December 31,
	2017	2016
ASSETS	Unaudited

Current assets:
Cash and cash equivalents	$366,572	$281,953
Marketable securities	3,046	4,737
Accounts receivable, net	74,993	75,667
Inventories, net	73,520	55,770
Income taxes receivable	6,380	1,482
Other current assets	8,678	9,324
Current assets of discontinued operations	7,770	9,401
Total current assets	540,959	438,334

Property and equipment, net	15,736	13,337

Deposits and other	2,432	1,835
Goodwill and intangibles, net	87,944	70,196
Deferred income tax assets	58,590	32,197
Non-current assets of discontinued operations	15,630	15,630
Total assets	$721,291	$571,529

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$41,275	$46,255
Other accrued expenses	40,054	35,372
Current liabilities of discontinued operations	9,667	13,419
Total current liabilities	90,996	95,046

Non-current liabilities of continuing operations	65,622	63,252
Non-current liabilities of discontinued operations	16,287	21,157
Long-term liabilities	81,909	84,409

Total liabilities	172,905	179,455

Stockholders' equity	548,386	392,074
Total liabilities and stockholders' equity	$721,291	$571,529

December 31, 2016 amounts are derived from the December 31, 2016 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$167,451	$83,173
Income from discontinued operations, net of income taxes	2,343	6,661
Income from continuing operations, net of income taxes	165,108	76,512

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,792	5,938
Stock-based compensation expense	10,707	4,299
Provision for deferred income taxes	(26,185)	—
Loss on foreign exchange hedge	3,489	—
Net loss on disposal of assets	106	259
Changes in operating assets and liabilities, net of assets acquired	(19,710)	(4,343)
Net cash provided by operating activities from continuing operations	140,307	82,665
Net cash used in operating activities from discontinued operations	(7,293)	(4,538)
Net cash provided by operating activities	133,014	78,127
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	(86)	(745)
Proceeds from sale of marketable securities	1,883	7,161
Acquisitions, net of cash acquired	(17,347)	—
Purchase of foreign exchange hedge	(3,489)	—
Purchases of property and equipment	(5,646)	(4,524)
Net cash (used in) provided by investing activities from continuing operations	(24,685)	1,892
Net cash used in investing activities from discontinued operations	—	—
Net cash (used in) provided by investing activities	(24,685)	1,892
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase and retirement of common stock	(24,998)	—
Proceeds from exercise of stock options	(1,904)	1,753
Other financing activities	2	(3)
Net cash (used in) provided by financing activities from continuing operations	(26,900)	1,750
Net cash used in financing activities from discontinued operations	—	(24)
Net cash (used in) provided by financing activities	(26,900)	1,726
EFFECT OF CURRENCY TRANSLATION ON CASH	1,138	(550)
INCREASE IN CASH AND CASH EQUIVALENTS	82,567	81,195
CASH AND CASH EQUIVALENTS, beginning of period	289,517	169,720
CASH AND CASH EQUIVALENTS, end of period	372,084	250,915
Less cash and cash equivalents from discontinued operations	5,512	6,623
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$366,572	$244,292

ADVANCED ENERGY INDUSTRIES, INC.
SELECTED OTHER DATA (UNAUDITED)
(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2017	2016	2017	2017	2016

Gross Profit from continuing operations, as reported	$92,234	$66,123	$87,141	$258,206	$181,629
Operating expenses from continuing operations, as reported	40,561	31,762	39,374	115,498	93,318
Adjustments:
Stock-based compensation	(3,453)	(1,301)	(3,856)	(10,707)	(4,299)
Amortization of intangible assets	(1,240)	(1,048)	(974)	(3,176)	(3,180)
Acquisition-related costs	—	—	(150)	(150)	—
Non-GAAP operating expenses from continuing operations	35,868	29,413	34,394	101,465	85,839
Non-GAAP operating income from continuing operations	$56,366	$36,710	$52,747	$156,741	$95,790

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2017	2016	2017	2017	2016

Gross Profit from continuing operations, as reported	52.2%	52.2%	52.5%	52.5%	52.1%
Operating expenses from continuing operations, as reported	23.0	25.1	23.7	23.5	26.8
Adjustments:
Stock-based compensation	(2.0)	(1.1)	(2.3)	(2.3)	(1.3)
Amortization of intangible assets	(0.7)	(0.8)	(0.6)	(0.6)	(0.9)
Acquisition-related costs	—	—	(0.1)	—	—
Non-GAAP operating expenses from continuing operations	20.3	23.2	20.7	20.6	24.6
Non-GAAP operating income from continuing operations	31.9%	29.0%	31.8%	31.9%	27.5%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2017	2016	2017	2017	2016

Income from continuing operations, net of income taxes, as reported	$83,794	$29,038	$45,873	$165,108	$76,512
Adjustments:
Stock-based compensation	3,453	1,301	3,856	10,707	4,299
Amortization of intangible assets	1,240	1,048	974	3,176	3,180
Loss on foreign exchange hedge	—	—	—	3,489	—
Acquisition-related costs	—	—	150	150	—
Incremental expense associated with start-up of the Asia regional headquarters	1,133	—	—	1,133	—
Nonrecurring tax benefit associated with inverter business	(40,194)	—	—	(40,194)	—
Tax effect of Non-GAAP adjustments	(1,426)	(608)	(1,629)	(4,451)	(1,973)
Non-GAAP income from continuing operations, net of income taxes	$48,000	$30,779	$49,224	$139,118	$82,018

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2017	2016	2017	2017	2016

Diluted earnings per share from continuing operations, as reported	$2.09	$0.73	$1.14	$4.11	$1.91
Add back:
per share impact of Non-GAAP adjustments, net of tax	(0.90)	0.04	0.08	(0.65)	0.14
Non-GAAP per share earnings from continuing operations	$1.19	$0.77	$1.22	$3.46	$2.05

Reconciliation of Q4 2017 Guidance
	Low End	High End

Revenue	$172 million	$182 million

Reconciliation of Non-GAAP operating margin
GAAP operating margin	28%	30%
Stock-based compensation	1%	1%
Amortization of intangible assets	1%	1%
Non-GAAP operating margin	30%	32%

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$1.08	$1.18
Stock-based compensation	0.07	0.07
Amortization of intangible assets	0.04	0.04
Tax effects of excluded items	(0.04)	(0.04)
Non-GAAP earnings per share	$1.15	$1.25